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                                  Exhibit 99.3

                     List of Omitted Exhibits and Schedules

                                  Exhibit 99.3

                     List of Omitted Exhibits and Schedules

Exhibit A              Escrow Agreement
Exhibit B              Seller's Counsel's Opinion
Exhibit C              Form of Non-Competition Agreement
Exhibit D              Form of ThinPath License Agreement
Exhibit E              Form of Transitional Supply Agreement
Exhibit F              Names of Employees
Exhibits G             Form of Non-Solicitation and Confidentiality Agreement
Exhibit H              OEM Supply Agreement
Exhibit I              Warranties
Exhibit J              Support Services
Schedule 2.1(a)        Owned Tangible Personal Property
Schedule 2.1(b)        Contracts
Schedule 2.1(c)        Intellectual Property
Schedule 2.1(d)        Approvals
Schedule 2.2(c)        Excluded Assets
Schedule 2.7           Allocation of Purchase Price
Schedule 3.1(a)        Foreign Jurisdictions
Schedule 3.1(b)        Subsidiaries
Schedule 3.3           No Restrictions on Sale of the Assets
Schedule 3.4           Financial Statements
Schedule 3.5           Operation of the Product Line Since Balance Sheet Date
Schedule 3.6(a)        Liens
Schedule 3.6(b)        Licenses
Schedule 3.6(c)        Liens at Closing
Schedule 3.7           No Litigation
Schedule 3.8           Taxes
Schedule 3.9(a)        Employee Benefit Matters
Schedule 3.10(a)       Government Approvals
Schedule 3.10(b)       Transfer of the Approvals
Schedule 3.11(a)       Assumed Contracts
Schedule 3.11(b)       Contract Consents
Schedule 3.12(a)       Labor Agreements
Schedule 3.12(b)       Employee Obligations
Schedule 3.12(e)       Current Employees
Schedule 3.13(a)       Principal Customers
Schedule 3.13(b)       Principal Suppliers
Schedule 3.13(c)       Customer/Supplier Claims
Schedule 3.15          Product Warranties
Schedule 3.16(a)       Title to Intellectual Property
Schedule 3.16(d)       Licensing Arrangements
Schedule 3.16(g)       Restrictions on Use of Names and Marks
Schedule 3.17          Operation of Product Line
Schedule 3.19          Insurance
Schedule 3.22          Transactions with Affiliates
Schedule 3.23(b)       Liquidation and Winding-Up; Fair Consideration
Schedule 3.24          Shipment of Inventory
Schedule 3.25          Capitalization of Seller
Schedule 4.5           Restrictions Against Purchase of Assets
Schedule 6.10(a)       Employees to be Hired by Purchaser
Schedule 11.1          List of Programs